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                                                                    EXHIBIT 10.6

                          REGISTRATION RIGHTS AGREEMENT

         This Registration Rights Agreement executed on April 30, 2003, to be effective as of March 20, 2003 (the "Agreement"), is by and between Sardy House, LLC, a Colorado limited liability company ("Sardy"), and North and South Aspen, L.L.C., a Colorado limited liability company ("NASA").

                                    RECITALS

         WHEREAS, Sardy and NASA have entered into that certain Contract for the Purchase and Sale of Real Estate dated as of March 20, 2003 (the "Purchase Contract"), whereby upon the closing of the Purchase Contract Sardy issued to NASA a total of 25 units (the "Units") of Sardy limited liability company membership interests (the "Sardy Securities") in exchange for the conveyance of the Sardy House real property as set forth in the Purchase Contract; and

         WHEREAS, in connection with the issuance of the Units of Sardy Securities to NASA under the Purchase Contract, Sardy and NASA have agreed that Sardy shall grant to NASA certain registration rights with respect to the Units of Sardy Securities issued under the Purchase Contract, under the terms and conditions as set forth in this Agreement.

         NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements contained herein and in the Purchase Contract, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

                                    AGREEMENT

         Section 1. Certain Definitions. For purposes of this Agreement, the following terms shall have the following respective meanings:

                  (a) "Effectiveness Period" shall have the meaning set forth in
         Section 2(c) hereof.

                  (b) "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

                  (c) "Form S-11" shall mean such form under the Securities Act as in effect on the date hereof or any registration form under the Securities Act subsequently adopted by the SEC for the registration of securities of real estate companies.

                  (d) "Holder" shall mean NASA as a holder of Registrable Securities, or any transferee or assignee of NASA pursuant to the provisions of Section 7 hereof.

                  (e) "NASD" shall mean the National Association of Securities Dealers, Inc.

                  (f) "Prospectus" shall mean the prospectus included in the Registration Statement, as amended or supplemented by any prospectus supplement and by all other



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         amendments thereto, including post-effective amendments, and all material incorporated by reference into such Prospectus.

                  (g) "Registrable Securities" shall mean the Units of Sardy Securities issued to NASA under the Purchase Contract until in the case of such Units the effective registration under the Securities Act and resale in accordance with the Registration Statement covering such Units.

                  (h) "Registration Statement" shall have the meaning set forth in Section 2(a) hereof.

                  (i) "Securities Act" shall mean the Securities Act of 1933, as amended.

                  (j) "SEC" shall mean the United States Securities and Exchange Commission.

                  (k) "Violation" shall have the meaning set forth in Section 5(a) hereof.

All other capitalized terms used but not defined herein shall have the respective meanings given to them in the Purchase Contract.

         Section 2. Form S-11 Registration.

                  (a) Sardy shall use its reasonable best efforts to as soon as practicable prepare and file with the SEC, with a view to having such registration statement declared effective by the SEC as soon as practicable after it has been filed, a registration statement on Form S-11 (or, if Form S-11 is not then available or appropriate, on such form of registration statement that is then available and appropriate to effect a registration of all Registrable Securities held by the Holder, subject to the consent of the Holder) pursuant to Rule 415 under the Securities Act for the purpose of registering under the Securities Act all of the Registrable Securities held by the Holder for resale by, and for the account of (subject to the provisions of Section 4(b)), the Holder as a selling security holder thereunder (the "Registration Statement"), which shall also include the Prospectus, amendments and supplements to such registration statement, all exhibits, and all materials incorporated by reference or explicitly deemed to be incorporated by reference in such registration statement.

                  (b) Sardy shall use its reasonable best efforts to cause the Registration Statement to be declared effective by the SEC as soon as practicable after it has been filed.

                  (c) Subject to Section 3(b)(i) hereof, Sardy shall use its reasonable best efforts to keep the Registration Statement continuously effective, supplemented and amended as required pursuant to the provisions of Section 3(b) hereof to the extent necessary to ensure that (i) it is available for resales by the Holder and (ii) conforms with the requirements of this Agreement and the Securities Act and the rules and regulations of the SEC promulgated thereunder as announced from time to time for a period (the "Effectiveness Period") of:



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                           (i) two years after the effective date of the
                  Registration Statement; or

                           (ii) such shorter period, from the effective date of
                  the Registration Statement until the sale pursuant to the Registration Statement of all of the Registrable Securities.

                  (d) The Holder shall furnish to Sardy such information as Sardy may reasonably request in connection with the Registration Statement, including information regarding the Holder, the Registrable Securities held by the Holder, and the intended method of disposition of such securities. The Holder agrees to furnish promptly to Sardy all information required to be disclosed in order to make information previously furnished to Sardy by the Holder not materially misleading.

         Section 3. Registration Procedures.

                  (a) In connection with the Registration Statement, Sardy shall comply with all the provisions of Section 3(b) hereof and shall, in accordance with Section 2 hereof, prepare and file with the SEC a Registration Statement relating to the registration of the Registrable Securities on an appropriate form under the Securities Act.

                  (b) In connection with the Registration Statement and any Prospectus required by this Agreement to permit the resale of Registrable Securities, Sardy shall:

                           (i) Subject to any notice by Sardy in accordance with
                  this Section 3(b) of the existence of any fact or event of the kind described in Section 3(b)(iii)(D), use its reasonable best efforts to keep the Registration Statement continuously effective during the Effectiveness Period; upon the occurrence of any event that would cause the Registration Statement or the Prospectus contained therein (A) to contain a material misstatement or omission or (B) not be effective and usable for the resale of Registrable Securities during the Effectiveness Period, Sardy shall file promptly an appropriate amendment to the Registration Statement, in the case of clause
                  (A), correcting any such misstatement or omission, and, in the case of either clause (A) or (B), use its reasonable best efforts to cause such amendment to be declared effective and the Registration Statement and the related Prospectus to become usable for their intended purposes as soon as practicable thereafter.

                           (ii) Prepare and file with the SEC such amendments
                  and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement effective during the Effectiveness Period; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act, and to comply fully with the applicable provisions of Rules 424 and 430A under the Securities Act in a timely manner; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during the applicable period in accordance with the intended method or methods of distribution by the Holder as set forth in the Registration Statement or supplement to the Prospectus.



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

                           (iii) Promptly advise the Holder and any
                  underwriter(s), and if requested by such persons confirm such advice in writing:

                                    (A) when the Prospectus or any Prospectus
                           supplement or post-effective amendment has been filed, and with respect to the Registration Statement or any post-effective amendment thereto, when the same has become effective,

                                    (B) of any request by the SEC for amendments
                           to the Registration Statement or amendments or supplements to the Prospectus or for additional information relating thereto,

                                    (C) of the issuance by the SEC of any stop
                           order suspending the effectiveness of the Registration Statement under the Securities Act or of the suspension by any state securities commission of the qualification or registration of the Registrable Securities for offering or sale in any jurisdiction, or the initiation of any proceeding for any of the preceding purposes, or

                                    (D) of the existence of any fact or the
                           happening of any event, during the Effectiveness Period, that makes any statement of a material fact made in the Registration Statement, the Prospectus, any amendment or supplement thereto, or any document incorporated by reference therein untrue, or that requires the making of any additions to or changes in the Registration Statement or the Prospectus in order to make the statements therein not misleading.

                  If at any time the SEC shall issue any stop order suspending the effectiveness of the Registration Statement, or any state securities commission or other regulatory authority shall issue an order suspending the qualification or registration or exemption from qualification or registration of the Registrable Securities under state securities or blue sky laws, Sardy shall use its reasonable best efforts to obtain the withdrawal or lifting of such order at the earliest practicable time.

                           (iv) Furnish to the Holder and any underwriter(s),
                  before filing with the SEC, a copy of the Registration Statement and copies of any Prospectus included therein or any amendments or supplements to either of the Registration Statement or Prospectus, which documents will be subject to the review of the Holder and any underwriter(s) for a period of five business days, and Sardy shall not file the Registration Statement or Prospectus or any amendment or supplement to the Registration Statement or Prospectus to which the Holder or any underwriter(s) shall reasonably object within five business days after the receipt thereof.

                           (v) Subject to the execution of a confidentiality
                  agreement reasonably acceptable to Sardy, make available at reasonable times for inspection by one or more representatives of any underwriter participating in any distribution pursuant to the Registration Statement, and any attorney or accountant retained by any of the underwriter(s), all financial and other records, pertinent corporate documents



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

                  and properties of Sardy as shall be reasonably necessary to enable them to exercise any applicable due diligence responsibilities, and cause Sardy's officers, managers and employees to supply all information reasonably requested by any such representative or representatives of the underwriter, attorney or accountant in connection with the Registration Statement after the filing thereof and before its effectiveness; provided, however, that any information designated by Sardy as confidential at the time of delivery of such information shall be kept confidential by the recipient thereof.

                           (vi) If requested by the Holder or any
                  underwriter(s), include or incorporate in the Registration Statement or Prospectus, pursuant to a supplement or post-effective amendment if necessary, such information as the Holder and any underwriter(s) may reasonably request to have included therein, including, without limitation: (1) information relating to the "plan of distribution" of the Registrable Securities and (2) any other terms of the offering of the Registrable Securities; and make all required filings of such Prospectus supplement or post-effective amendment as soon as reasonably practicable after Sardy is notified of the matters to be included or incorporated in such Prospectus supplement or post-effective amendment.

                           (vii) Furnish to the Holder and any underwriter(s),
                  without charge, at least one copy of the Registration Statement, as first filed with the SEC, and of each amendment thereto (and any documents incorporated by reference therein or exhibits thereto (or exhibits incorporated in such exhibits by reference) as such person may request in writing).

                           (viii) Deliver to the Holder and any underwriter(s),
                  without charge, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such persons reasonably may request; subject to any notice by Sardy in accordance with this Section 3(b) of the existence of any fact or event of the kind described in
                  Section 3(b)(iii)(D), Sardy hereby consents to the use of the Prospectus and any amendment or supplement thereto by the Holder and any underwriter(s) in connection with the offering and the sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto.

                           (ix) If an underwriting agreement is entered into,
                  Sardy shall furnish to the Holder and each underwriter in such substance and scope as they may reasonably request and as are customarily furnished by issuers to underwriters such documents and certificates to evidence compliance with customary terms and conditions as may be contained in the underwriting agreement.

                           (x) Before any public offering of Registrable
                  Securities, cooperate with the Holder, any underwriter(s), and their respective counsel in connection with the registration and qualification of the Registrable Securities under the securities or blue sky laws of such jurisdictions as the Holder or any underwriter(s) may reasonably request and do any and all other acts or things



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

                  necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided, however, that Sardy shall not be required to subject itself to taxation in any such jurisdiction if it is not now so subject.

                           (xi) Cooperate with the Holder and any underwriter(s)
                  to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends (unless required by applicable securities laws or any other agreements to which the Registrable Securities are subject, including the Sardy Limited Liability Company Operating Agreement); and enable such Registrable Securities to be in such denominations (as permitted under the Sardy Limited Liability Company Operating Agreement) and registered in such names as the Holder or any underwriter(s) may reasonably request at least two business days before any sale of Registrable Securities made by such underwriter(s).

                           (xii) Use its reasonable best efforts to cause the
                  Registrable Securities covered by the Registration Statement to be registered with or approved by such other United States or state governmental agencies or authorities as may be necessary to enable the Holder or any underwriter(s) to consummate the disposition of such Registrable Securities, subject to the proviso in clause (x) above.

                           (xiii) If any fact or event contemplated by Section
                  3(b)(iii)(D) hereof shall exist or have occurred, use its reasonable best efforts to prepare a supplement or post-effective amendment to the Registration Statement or related Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

                           (xiv) Cooperate and assist in any filings required to
                  be made with the NASD and in the performance of any due diligence investigation by any underwriter that is required in accordance with NASD rules and regulations.

                           (xv) Otherwise use its reasonable best efforts to
                  comply with all applicable rules and regulations of the SEC and all reporting requirements under the rules and regulations of the Exchange Act.

                           (xvi) Provide promptly to the Holder upon request
                  each document filed with the SEC pursuant to the requirements of Section 13 and Section 15 of the Exchange Act after the effective date of the Registration Statement.

                           (xvii) Otherwise use its reasonable best efforts to
                  enable the Holder to dispose of the Registrable Securities on the most favorable terms.



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

                  (c) The Holder agrees that, upon receipt of any notice from Sardy of the existence of any fact of the kind described in Section 3(b)(iii)(D) hereof, the Holder shall, and shall use its reasonable best efforts to cause any underwriter(s) to, forthwith discontinue the disposition of Registrable Securities pursuant to the Registration Statement until:

                           (i) The Holder has received copies of the
                  supplemented or amended Prospectus contemplated by Section 3(b)(xiii) hereof; or

                           (ii) The Holder is advised in writing by Sardy that
                  the use of the Prospectus may be resumed.

                  (d) The Holder shall furnish to Sardy such information regarding the Holder and the proposed distribution by the Holder of its Registrable Securities as Sardy may reasonably request for use in connection with the Registration Statement or Prospectus or preliminary Prospectus included therein. The Holder, as a selling security holder named in the Registration Statement, shall promptly furnish to Sardy all information required to be disclosed in order to make information previously furnished to Sardy by the Holder not materially misleading and such other information as Sardy may from time to time reasonably request.

         Section 4. Registration Expenses and Application of Proceeds from
Sales.

                  (a) All expenses incurred in connection with Sardy's performance or compliance with this Agreement, including without limitation all registration, filing and qualification fees, printing fees and expenses, accounting fees and expenses, fees and disbursements of counsel for Sardy shall be borne by the Holder. Without limiting the generality of the foregoing, Sardy shall not be required to pay for:
         (a) the expenses, fees and disbursements of any counsel for the Holder or any underwriter(s), or (b) any underwriting discounts, commissions and transfer taxes incurred in connection with a resale of Registrable Securities.

                  (b) The Holder agrees that:

                           (i) Any resales of the Registrable Securities by the
                  Holder shall be subject to a minimum "all or none" offering condition such that funds for the purchase of Sardy Securities from the Holder shall be deposited into an escrow account under an escrow agreement which shall provide that the funds shall not be released from escrow to the Holder until a minimum number of Units are sold which is sufficient to enable the Holder to completely repay, from the net proceeds of the sale of such minimum number of Units, all of the outstanding indebtedness of NASA and Sardy to WestStar Bank under that certain Construction Loan Agreement dated March 28, 2003 (the "Construction Loan Agreement") among NASA, Sardy and WestStar Bank, which indebtedness shall reflect the completion of the Sardy renovation construction project referred to in the Construction Loan Agreement, and WestStar Bank's security interest in



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                  Sardy's property in connection with the Construction Loan
                  Agreement can be released by WestStar Bank; and

                           (ii) The net proceeds of the sale of Sardy Securities
                  by the Holder released from escrow to the Holder upon satisfaction of the minimum offering condition set forth in
                  Section 4(b)(i) shall be applied by Holder to complete repayment of all outstanding indebtedness of NASA and Sardy to WestStar Bank under the Construction Loan Agreement as referred to in Section 4(b)(i), and in connection therewith the Holder shall secure the release by WestStar Bank of its security interest in Sardy's property in connection with the Construction Loan Agreement, and any net proceeds from the sale of Sardy Securities in excess of such required debt repayment amount may be retained by the Holder.

         Section 5. Indemnification and Contribution.

                  (a) Indemnification by Sardy. To the extent permitted by law, Sardy shall indemnify and hold harmless the Holder, the officers, managers, members, employees, representatives and agents of the Holder, legal counsel and accountants for the Holder, any underwriter (as defined in the Securities Act) for the Holder and each person, if any, who controls the Holder or underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, against any losses, claims, damages or liabilities (joint or several) to which they may become subject under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any of the following statements, omissions or violations (collectively a "Violation"): (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, (ii) the omission or alleged omission to state therein a material fact required to be stated therein, or necessary to make the statements therein not misleading, or (iii) any violation or alleged violation by Sardy of the Securities Act, the Exchange Act, any state securities law or any rule or regulation promulgated under the Securities Act, the Exchange Act or any state securities law; and Sardy shall reimburse the Holder or such underwriter or controlling person for any legal or other expenses reasonably incurred, as incurred, in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 5(a) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of Sardy (which consent shall not be unreasonably withheld or delayed), nor shall Sardy be liable in any such case for any such loss, claim, damage, liability or action to the extent that it arises out of or is based on a Violation that occurs in reliance on and in conformity with information furnished expressly for use in connection with such registration by the Holder or such underwriter or controlling person.

                  (b) Indemnification by the Holder. To the extent permitted by law, the Holder shall indemnify and hold harmless Sardy, each of its managers and officers who sign the Registration Statement, the members, employees, representatives and agents of Sardy, legal counsel and accountants for Sardy, any underwriter, and any controlling person of



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         Sardy or any such underwriter, against any losses, claims, damages or liabilities to which any of the foregoing persons may become subject, under the Securities Act, the Exchange Act or any other federal or state securities law, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based on any Violation, in each case to the extent (and only to the extent) that such Violation occurs in reliance on and in conformity with information furnished by the Holder expressly for use in connection with such registration; and the Holder shall reimburse any person intended to be indemnified pursuant to this Section 5(b) for any legal or other expenses reasonably incurred, as incurred, by such person in connection with investigating or defending any such loss, claim, damage, liability or action; provided that the indemnity agreement in this Section 5(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of the Holder (which consent shall not be unreasonably withheld or delayed); and provided further that in no event shall any indemnity by the Holder under this Section 5(b), when aggregated with amounts contributed, if any, pursuant to Section 5(d), exceed the net proceeds from the sale of Registrable Securities hereunder received by the Holder after application of the net proceeds pursuant to Section 4(b).

                  (c) Indemnifying Party Can Participate in Defense. Promptly after receipt by an indemnified party under this Section 5 of notice of the commencement of any action (including any governmental action), such indemnified party shall, if a claim in respect thereof is to be made against any indemnifying party under this Section 5, deliver to the indemnifying party notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent that the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume the defense thereof with counsel mutually satisfactory to the parties; provided that an indemnified party (together with all other indemnified parties that may be represented without conflict by one counsel) shall have the right to retain one separate counsel, with the reasonable fees and expenses thereof to be paid by the indemnifying party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such proceeding. The failure to notify the indemnifying party within a reasonable time of the commencement of any such action, if prejudicial to its ability to defend such action, shall relieve such indemnifying party of any liability to the indemnified party under this
         Section 5, but the omission to so notify the indemnifying party will not relieve it of any liability that it may have to any indemnified party otherwise than under this Section 5.

                  (d) Contribution Where Indemnification Not Available. If the indemnification provided in this Section 5 is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, liability, claim, damage or expense referred to herein, then the indemnifying party, in lieu of indemnifying such indemnified party hereunder, shall contribute to the amount paid or payable by such indemnified party as a result of such loss, liability, claim, damage or expense in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and of the indemnified party on the other in connection with the statements or omissions that shall have resulted in such loss, liability, claim, damage or expense, as



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

         well as any other relevant equitable considerations; provided that in no event shall any contribution by the Holder under this Section 5(d), when aggregated with amounts paid, if any, pursuant to Section 5(b), exceed the net proceeds from the sale of Registrable Securities hereunder received by the Holder after application of the net proceeds pursuant to Section 4(b). The relative fault of the indemnifying party and of the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission to state a material fact relates to information supplied by the indemnifying party or by the indemnified party and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement or omission.

                  (e) Underwriting Agreement Shall Control. Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in any underwriting agreement entered into in connection with the resale of the Registrable Securities are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control.

                  (f) Survival of Indemnification Obligations. The obligations of Sardy and the Holder under this Section 5 shall survive the completion of any offering of Registrable Securities in a Registration Statement under this Agreement, and otherwise.

         Section 6. Reports under Exchange Act. In order to enable the Holder to utilize Rule 144 promulgated under the Securities Act and any other rule or regulation of the SEC that may at any time permit the Holder to sell the Sardy Securities to the public without registration (in the event that Rule 144 or such other SEC rule or regulation is otherwise available to the Holder) or pursuant to the Registration Statement, Sardy agrees to:

                  (a) Make and keep available adequate current public information with respect to Sardy, as contemplated by Rule 144, at all times after the effective date of the Registration Statement and pursuant to the requirements of the Exchange Act;

                  (b) File with the SEC in a timely manner all reports and other documents required of Sardy under the Securities Act and the Exchange Act;

                  (c) Undertake any additional actions reasonably necessary to maintain the availability of the Registration Statement or the use of Rule 144.

         Section 7. Assignment of Registration Rights. The rights to cause Sardy to register Registrable Securities under this Agreement may be assigned (but only with all related obligations) by the Holder to a transferee or assignee of such Registrable Securities that:

                  (a) is a subsidiary, parent or member of the Holder; or

                  (b) is an entity controlling, controlled by or under common control, or under common investment management, with the Holder, including without limitation a corporation, partnership or limited liability company that is a direct or indirect parent or subsidiary of the Holder;



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

provided that: (i) Sardy is, within a reasonable time after such transfer, notified of the name and address of such transferee or assignee and the Registrable Securities with respect to which such registration rights are being assigned; (ii) such transferee or assignee agrees in writing to be bound by and subject to the terms and conditions of this Agreement; and (iii) such assignment shall be effective only if immediately following such transfer the further disposition of such securities by the transferee or assignee is restricted under the Securities Act.

         Section 8. Specific Performance. Sardy hereby acknowledges and agrees that irreparable harm would occur in the event any of the registration provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached, and that damages would be an inadequate remedy for a breach of this Agreement. Therefore, Sardy agrees that the Holder shall be entitled to specific relief hereunder, including, without limitation, an order of specific performance of the terms and provisions of this Agreement, in addition to any other remedy to which Holder may be entitled at law or in equity. Any requirements for the securing or posting of any bond in connection with obtaining any such remedy are hereby waived.

         Section 9. Miscellaneous.

                  (a) Notices. All notices, consents, requests, instructions, authorizations, approvals, waivers and other communications required or permitted by this Agreement shall be in writing and shall be deemed duly given to a party when (i) delivered to the appropriate address by hand or by nationally recognized overnight courier service (costs prepaid); (ii) sent by facsimile or e-mail with confirmation of transmission by the transmitting equipment; or (iii) received or rejected by the addressee, if sent by certified mail, return receipt requested, in each case to the addresses, facsimile numbers or e-mail addresses and marked to the attention of the person (by name or title) designated in the Purchase Contract (or to such other address, facsimile number, e-mail address or person as a party may designate by notice to the other parties).

                  (b) Entire Agreement. This Agreement sets forth the entire understanding of the parties with respect to the subject matter hereof.

                  (c) Binding Effect. This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their respective successors and permitted assigns (including permitted transferees of any Units of Registrable Securities). Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties hereto or their respective successors and permitted assigns any rights, remedies, obligations or liabilities under or by reason of this Agreement.

                  (d) Assignment. No party may assign its rights or delegate its obligations hereunder (whether voluntarily, involuntarily, or by operation of law) without the prior written consent of the other party, except as otherwise provided in Section 7 hereof. Any such attempted assignment shall be null and void.

                  (e) Further Assurances. The parties agree that at any time and from time to time, upon the written request of a party, the parties will execute and deliver such further documents and do such further acts and things as reasonably requested to effect the purposes of this Agreement.

                  (f) Amendments. This Agreement may be amended only by an agreement in writing executed by each of the parties hereto.

                  (g) Waiver. The observance of any term of this Agreement may be waived only with the written consent of the party to be bound by such waiver. No failure on the part of a party to exercise any right or remedy shall operate as a waiver thereof.

                  (h) Governing Law. This Agreement shall be governed by and construed and interpreted in accordance with the laws of the State of Colorado, without regard to any conflict of laws provisions thereof.

                  (i) Jurisdiction and Venue. The parties hereto agree that any actions, suits or proceedings arising out of or relating to this Agreement, the transactions contemplated hereby or any document referred to herein shall be brought solely and exclusively in the courts of the State of Colorado located in the City and County of Denver, Colorado and/or the courts of The United States of America located in the City and County of Denver, Colorado (and the parties agree not to commence any action, suit or proceeding relating thereto except in such courts), and further agree that service of any process, summons, notice or document by U.S. registered mail to the respective addresses referred to in Section 9(a) hereof shall be effective service of process for any such action, suit or proceeding brought against any party in any such court. The parties irrevocably and unconditionally waive any objection to the laying of venue of any action, suit or proceeding arising out of this Agreement or the transactions contemplated hereby, in the courts of the State of Colorado or The United States of America located in the City and County of Denver, Colorado, and hereby further irrevocably and unconditionally waive and agree not to plead or claim in any such court that any such action, suit or proceeding brought in any such court has been brought in an inconvenient forum.

                  (j) Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, void or unenforceable under applicable law, the remainder of the terms, provisions, covenants and restrictions of this Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the term, provision, covenant or restriction that is held to be invalid, void or unenforceable shall be modified so that it accomplishes to the maximum extent possible the original business purpose of such term, provision, covenant or restriction in a valid and enforceable manner.

                  (k) Attorney Fees. If any action at law or in equity is necessary to enforce or interpret the terms of this Agreement, the prevailing party shall be awarded and entitled to recover reasonable attorney fees, costs and necessary disbursements in addition to any other relief to which such party may be entitled.

                  (l) Headings. The headings, subheadings and other captions of this Agreement are for convenience and reference only and shall not be used in interpreting, construing or enforcing any of the provisions of this Agreement.

                  (m) Counterparts and Facsimile Signatures. This Agreement may be executed in any number of counterparts, and signature pages may be delivered by facsimile transmission.

                            [Signature page follows]

         IN WITNESS WHEREOF, this Registration Rights Agreement has been duly executed on behalf of each of the parties hereto by their duly authorized representatives on April 30, 2003, to be effective as of March 20, 2003.


SARDY:

SARDY HOUSE, LLC, a Colorado limited
liability company,

By:  BLOCK 66, LLC, a Colorado limited
       liability company, its Manager

By:  /s/ FRANK S. PETERS
   ------------------------------------
       Frank S. Peters, Manager


NASA:

NORTH AND SOUTH ASPEN, L.L.C.,
a Colorado limited liability company,

By:  /s/ DANIEL D. DELANO
   ------------------------------------
       Daniel D. Delano, Manager



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